SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	December 4, 2019 December 4, 2019
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.95% 0.80%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Capital Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.60% 0.94% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Colorado Tax-Free Fund[1] Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.85% 1.10% 0.85%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Conservative Income Fund Institutional Class	0.27%	December 31, 2019
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.62% 0.40%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2020 July 31, 2019 July 31, 2019 July 31, 2019
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.05% 0.78%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.42% 0.77% 0.52%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.89% 1.25% 0.99%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Emerging Markets Bond Fund	0.00%	June 30, 2019
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.58% 2.33% 1.15% 1.46% 1.19%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.62% 2.37% 1.87% 1.17% 1.45% 1.22%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.00% 0.80%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Factor Enhanced Emerging Markets Fund	0.00%	June 30, 2019
Factor Enhanced Institutional Fund	0.00%	June 30, 2019
Factor Enhanced Large Cap Fund	0.00%	June 30, 2019
Factor Enhanced Small Cap Fund	0.00%	June 30, 2019
Global Investment Grade Credit Fund[2] Class R6 Institutional Class	0.45% 0.50%	March 31, 2020 March 31, 2020
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.60% 0.35% 0.20% 0.14% 0.50% 0.77%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.93% 1.68% 0.80% 0.53%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
High Yield Corporate Bond Fund	0.00%	June 30, 2019
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2019 September 30, 2019 September 30, 2019
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.40% 0.60% 0.45%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
International Equity Fund[3] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.84% 1.14% 0.89%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
International Government Bond Fund	0.00%	June 30, 2019
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Intrinsic Value Fund[4] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.30% 0.65% 0.40%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.43% 0.60% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2019 May 31, 2019 May 31, 2019
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
North Carolina Tax-Free Fund[5] Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2019 October 31, 2019 October 31, 2019
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Opportunity Fund Class A Class C Administrator Class Institutional Class	1.18% 1.93% 1.00% 0.75%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2019 October 31, 2019 October 31, 2019
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Short-Term Bond Fund Class A Class C Class R6 Institutional Class	0.72% 1.47% 0.40% 0.45%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.83% 1.08% 0.88%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.38% 2.13% 1.28% 1.03%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Special International Small Cap Fund[6] Class R6 Institutional Class	0.95% 1.05%	June 30, 2020 June 30, 2020
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.41% 0.73% 1.08% 0.83%	January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020 January 31, 2020
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 29, 2020 February 29, 2020 February 29, 2020 February 29, 2020
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.82% 1.57% 0.43% 0.68% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.15% 0.90%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class[7] Service Class Sweep Class	0.60% 0.35% 0.20% 0.14% 0.45% 0.83%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2019 December 31, 2019 December 31, 2019 December 31, 2019
Ultra Short-Term Municipal Income Fund Class A Class C Class R6 Administrator Class Institutional Class	0.67% 1.42% 0.32% 0.60% 0.37%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
U.S. Core Bond Fund	0.00%	June 30, 2019
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.14% 1.89% 0.95% 0.78%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Equity Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.83%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019

Schedule A amended:  February 21, 2019

1On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Colorado Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

2On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Global Investment Grade Credit Fund, effective on or about March 1, 2019.

3On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratio (NOER) for Class R6 and Institutional Class of the International Equity Fund.  Effective March 1, 2019 the NOERs will be as follows through February 29, 2020:  Class R6 0.79%; Institutional Class 0.84%

4On February 21, 2019 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Intrinsic Value Fund to the Classic Value Fund, effective April 1, 2019.

5On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the North Carolina Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

6On February 21, 2019 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Special International Small Cap Fund, effective on or about June 3, 2019.

7On November 9, 2018 the Board of Trustees of Wells Fargo Funds approved the establishment of the Select Class to the Treasury Plus Money Market Fund, effective on or about March 18, 2019.

The foregoing schedule of capped operating expense ratios is agreed to as of February 21, 2019 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

                        Alexander Kymn

                        Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
             Paul Haast

Senior Vice President